                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT

                                   Pursuant to

                             Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 9, 2001

                              --------------------

                            GENOME THERAPEUTICS CORP.
             (Exact name of registrant as specified in its charter)


       MASSACHUSETTS                   0-10824                  04-2297484

(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)


                                100 BEAVER STREET
                          WALTHAM, MASSACHUSETTS 02453

          (Address, of principal executive offices, including zip code)


                                 (781) 398-2300

               (Registrant's Telephone number including area code)

                              --------------------



--------------------------------------------------------------------------------

                               Page 1 of 4 pages.

Item 5.  OTHER EVENTS

         On July 9, 2001, Genome Therapeutics Corp. issued a press release announcing the financial results for the third quarter of its fiscal year 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GENOME THERAPEUTICS CORP.

                                             By  /s/ Stephen Cohen
                                                 ------------------------------
                                                 Name:  Stephen Cohen
                                                 Title: Chief Financial Officer


Date: July 9, 2001

                                  EXHIBIT INDEX


99.1              Press Release dated July 9, 2001